Exhibit 10.3

                         FUTURES PORTFOLIO FUND, L.P.

                              ADVISORY AGREEMENT

     This ADVISORY AGREEMENT is entered into as of June 1, 1998 by and among Steben Asset Management, Inc., a Maryland corporation (the "General Partner"), Futures Portfolio Fund, LP, a Maryland limited partnership (the "Partnership"), and Sunrise Capital Partners, LLC, a California corporation (the "Advisor"), whose main business address is 990 Highland Drive, Ste. 303, Solana Beach, CA 92075-2472.

                                    RECITAL
                                    -------

     The Partnership wishes to retain the Advisor to manage pursuant to it's expanded diversified program, a commodity trading account of the Partnership (the "Account") that the Partnership will establish for that purpose; and the General Partner hereby acknowledges receipt of the Advisor's Commodity Trading Advisor Disclosure Document dated 02/28/98, the "Disclosure Document"), as filed with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA").

     NOW THEREFORE, the parties agree as follows:

1.   Advisor's Duties
     ----------------

     (a) The Advisor will trade "commodities" (as defined in ss.1(g) below) for the Account, pursuant to the terms and conditions of this Agreement. However, nothing in this Agreement or in the Advisor's activities for the Partnership shall cause the Advisor to be a partner of, joint venturer with or have a similar relationship to the General Partner, any other trader for the Partnership.

     (b) The Advisor will use its best efforts to generate profits for the Account, but makes no assurance that the Account will be profitable or not incur losses.

     (c) In managing the Account pursuant to this Agreement and all other accounts which the Advisor manages from time to time, the Advisor will manage the Account and all such other accounts in a good faith effort to achieve an equitable treatment of all accounts under management.

     (d) if position limits restrict the number of positions the Advisor may establish for the Account, it will use its best efforts to allocate transaction orders equitably between the Account and the other accounts it manages.

     (e) The Advisor will place orders for the Account through ING Futures and Options, Inc. or such futures commission merchants as is mutually agreed upon by the Advisor and the General Partner, (the "FCM"). The Advisor may select its own executing and/or floor brokers for execution of trades and give-up to the FCM. The Advisor is not responsible for the brokerage commission rates charged to the Partnership by the FCMs which execute commodity transactions for the Account. All purchases and sales of commodities for the Account shall be for the account and at the risk of the Partnership. All commissions and expenses arising from the trading of, or other transactions in the course of the administration of, the Account shall be charged to the Partnership.

     (f) The Advisor will promptly advise the General Partner of any occurrence that renders the Disclosure Document materially inaccurate or materially incomplete, whether as of the date of the Disclosure Document or a later date. The Advisor will promptly furnish the General Partner with a copy of any updated or revised version of the Disclosure Document.

     (g) As used in this Agreement, the terms "commodities" and "commodity transactions" shall mean and include, without limitation, commodities, commodity futures contracts, commodity options, forward contracts, currencies, and other commodity interests.

     (h) The Advisor shall give the Partnership immediate written notice of any proposed material change in the Advisor's trading systems, methods, models, strategies, or formulae or the manner in which trading decisions are to be made or implemented and shall not make any such proposed material change without having given the Partnership at least 20 business days prior written notice of such change. The addition and/or deletion of commodity interests from the Partnership's portfolio managed by the Advisor ordinarily shall not be deemed a change in the Advisor's trading systems, methods, models, strategies, or formulae and prior written notice to the Partnership shall not be required therefore.

2.   Compensation
     ------------

     (a) The Partnership will pay the Advisor: (i) after the end of each month a management fee of .083% of the Account's Net Assets (as defined in ss.2(b) below) at the end of the month, (1% annually); and (ii) after the end of each quarter an incentive fee of 25% of any "Trading Profits" (as defined in ss.2(c) below) generated by the Advisor in the Account during the quarter. Payment shall be made within 30 days after the month-end for management fees and quarter-end for incentive fees after an invoice has been provided to the Partnership by the Advisor.

     (b) "Net Assets" are the amount of Partnership funds actually deposited in the Account maintained with the FCM plus any Notional Funds which may be allocated to the Advisor increased or decreased by any commodity trading gains or losses (realized and unrealized) in the Account during the month and any interest income earned in the Account during the month and decreased by any accrued but unpaid management or incentive fees from a previous month.

     (c) "Trading Profits" are the sum of (i) the net of all realized profits and losses on Account commodity positions liquidated during the quarter, plus
(ii) the net of all unrealized profits and losses net of accrued brokerage commissions on Account commodity positions open as of the quarter-end; minus:
(iii) the net of all unrealized profits and losses on Account commodity positions open at the end of the previous quarter-end, and (iv) any cumulative net realized losses (which shall not include incentive fee expenses) from the Advisor's trading of the Account carried forward from all previous quarters since the last quarter for which an incentive fee was payable to the Advisor, and (v) any management fees paid or accrued to the Advisor. Trading Profits will be calculated solely on the basis of assets allocated to the Advisor, and incentive fees will not be paid on interest income earned in the account.

     (d) With regard to the carry-forward loss referred to in ss.2(c)(iv) above:

         (i) If the Partnership withdraws funds from the Account during a period (whether by reason of redemption's, distributions, reallocations of assets, or the payment of expenses) when there is such a carry-forward loss, the loss shall be reduced, at the time of the withdrawal, by the percentage obtained by dividing the amount of the withdrawal by the Account's Net Assets immediately before the withdrawal.

3.   Funding of the Account
     ----------------------

     (a) The Partnership may reallocate its assets between the various advisors managing its accounts and withdraw capital from the Account at any time. The Partnership shall promptly notify the Advisor, by telephone or telex, of any such withdrawals and shall to the extent feasible give the Advisor advance written notice of such withdrawal. The Partnership may add capital to the Account at any time with the prior approval of the Advisor and shall promptly notify the Advisor of any such intended action.

     (b) The Partnership, and not the Advisor, shall manage the non-commodity transactions of the Account, such as the purchase of U.S. Treasury bills.

4.   Discretionary Trading and Funds Transfer Authorization
     ------------------------------------------------------

     The Partnership hereby authorizes the Advisor to place orders, in the Advisor's discretion, with the FCM for the execution of commodity transactions for the Account. The Partnership constitutes and appoints the Advisor as its attorney-in-fact for such purpose, with full authority to act on the Partnership's behalf (except that the Advisor shall not have any authority to withdraw any funds, securities or other property from the Account). Upon the Advisor's request, the General Partner shall deliver to the Advisor, and renew when necessary, a Commodity Trading Authorization form to the above effect.

5.   Errors; Account Statements
     --------------------------

     The Advisor shall promptly notify: (a) the Partnership of any error committed by the Advisor in transmitting Account orders, and (b) the Partnership and the FCM of any Account transaction that the Advisor believes was erroneously executed by the FCM. The General Partner shall instruct the FCM promptly to furnish the Advisor with copies of all Account confirmations, purchase and sale statements, and monthly account statements.


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


6.   Advisor's Representations
     -------------------------

     The Advisor represents that:

     (a) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Advisor, and when duly executed and delivered by the Partnership and the General Partner, will be a valid and binding contract of the Advisor enforceable in accordance with its terms.

     (b) The Disclosure Document is, in all material respects, accurate and complete as of the date of the Disclosure Document and as of the date of this Agreement, and as of the latter date there has been no material adverse change in the Advisor's performance since the date of the Disclosure Document.

7.   General Partner's and Partnership's Representations and Covenants
     -----------------------------------------------------------------

     The General Partner and the Partnership represent that:

     (a) This Agreement has been duly and validly authorized, executed and delivered and is a valid and binding contract of the General Partner and the Partnership enforceable in accordance with its terms.

     (b) The Partnership is duly formed and validly existing as a Maryland limited partnership, with full partnership power to carry out its obligations under this Agreement and its Agreement of Limited Partnership.

     (c) The private offering memorandum pursuant to which the Partnership's limited partnership interests are being offered, as amended and supplemented from time to time, (collectively, the "Memorandum") will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, or omit to state any material information required to be disclosed therein under the Commodity Exchange Act, as amended (the "CEA"), the Securities Act of 1933, as amended (the "1933 Act"), and the rules promulgated thereunder; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the General Partner by or on behalf of the Advisor, including, without limitation, all references to the Advisor and its affiliates (as defined in ss.8(f) below), controlling persons, shareholders, partners, directors, officers and employees, as well as to such Advisor's trading approach and performance history. The General Partner, and not the trading advisor, has determined the extent of the information to be included in the Memorandum, including past performance information of the Trading Advisor and its affiliates, and takes responsibility for its adequacy.

     (d) The General Partner is duly formed and validly existing as a Maryland corporation with full power and authority to carry out its obligations under this Agreement and is registered with the CFTC as a commodity pool operator and is a member of the NFA.

     (e) The Partnership will make to the Partnership's limited partners (the "Limited Partners") all disclosures necessary with respect to the retention of the Advisor to manage the Account to comply with the CEA, the CFTC's regulations thereunder, the rules and regulations of the NFA and the applicable state and federal securities laws and regulations.

     (f) There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Partnership, threatened against the Partnership, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrument or any self-regulatory organization or any commodity exchange.

     (g) The Advisor, either alone or in conjunction with the General Partner or its affiliates, is not an organizer or promoter of the Partnership.

     (h) All necessary and appropriate actions have been taken by the Partnership and the General Partner to terminate any other trading managers that previously managed the portions of the Partnership which are being committed to the management of the Advisor pursuant to this Agreement.

     (i) The Partnership is not required to be registered as an investment company under the Investment Company Act of 1940, as amended.


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


     (j) The offer and sale of the limited partnership interests will be conducted in accordance with all applicable federal and state laws and regulations.

     (k) The above representations and warranties shall be continuing during the term of this Agreement and, if at any time, any event has occurred which would make or tend to make any of the foregoing not true, the General Partner will promptly notify the Advisor.

8.   Indemnification
     ---------------

     (a) By the Advisor. The Advisor agrees to indemnify and hold harmless
         --------------
each of the Partnership and the General Partner and each affiliate thereof against any loss, claim, damage, charge or liability to which they (or such affiliate) may become subject under the 1933 Act, the CEA or otherwise, insofar as such loss, claim, damage, charge or liability (or actions in respect thereof) arises out of or is based upon (i) any misrepresentation or breach of any warranty, covenant or agreement of the Advisor contained in this Agreement or (ii) any untrue statement of any material fact contained in the Memorandum, or arises out of or is based upon the omission to state in the Memorandum, a material fact required to be stated therein or necessary to make the statements therein not misleading (in each case under this clause (ii) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with information furnished and approved by the Advisor for inclusion in the Memorandum), including liabilities under the 1933 Act and the CEA.

     (b) By the Partnership and the General Partner. The Partnership and the
         ------------------------------------------
General Partner jointly and severally agree to indemnify and hold harmless the Advisor and each of its affiliates and their controlling persons against any loss, claim, damage, charge, or liability to which such persons may become subject, insofar as such loss, claim, damage, charge or liability (or actions in respect thereof) arises out of or is based upon: (i) any misrepresentation or breach of any warranty, covenant or agreement of the Partnership or the General Partner contained in this Agreement; (ii) any untrue statement of any material fact contained in the Memorandum, or arises out of or is based upon the omission to state in the Memorandum, a material fact required to be stated therein or necessary to make the statements therein not misleading (excluding in each case under this clause (ii) any untrue statement or omission made in reliance upon and in conformity with information furnished and approved by the Advisor for inclusion in the Memorandum), including liabilities under the 1933 Act and the CEA; (iii) the management of the Account by the Advisor or the fact that the Advisor acted as a trading manager of the Partnership if the Advisor acted in good faith and in a manner which it reasonably believed to be in or not opposed to the best interests of the Partnership and provided that the Advisor's conduct does not constitute gross negligence or willful misconduct; (iv) any acts or omissions of the Partnership, the General
Partner or any trading manager to the Partnership before the Advisor commenced trading for the Partnership; or (v) any act or omission with respect to the Partnership of any other trading manager of the Partnership.

     (c) Limitations. None of the indemnifications contained in this Section
         -----------
shall be applicable to default judgments, confessions of judgment or settlements entered into by any indemnified party claiming indemnification without the prior consent of the indemnifying party.

     (d) Notice and Defense of Claims. Promptly after receipt by an
         ----------------------------
indemnified party under this section of notice of the commencement of any action, that party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section. In case any such action is sought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, but shall continue to be liable to the indemnified party in all other respect as heretofore set forth in this Section.

     (e) Retention of Separate Counsel. If the indemnified party reasonably
         -----------------------------
determines that its interest is or may be adverse to the indemnifying party's or that there may be a legal defense available to the indemnified party that is different from, in addition to or inconsistent with a defense available to the indemnifying party, the indemnified party may retain its own counsel and shall be indemnified by the indemnifying party for any expenses reasonably incurred in investigating or defending the action.


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


     (f) Advances. Expenses incurred by an indemnified party in defending a
         --------
threatened or asserted claim or a threatened or pending action shall be paid by the indemnifying party in advance of final disposition or settlement of such matter, if and to the extent that the person on whose behalf such expenses are paid shall agree to reimburse the indemnifying party in the event indemnification is not permitted under this section upon final disposition or settlement.

     (g) Survival. The provisions of this Section shall survive the
         --------
termination or expiration of this Agreement.

     (h) "Affiliate" means general partner, officer, director, employee, or shareholder, and any general partner, officer, director, employee or shareholder of such shareholder.

9.   Term
     ----

     (a) Term and Renewal. This Agreement shall continue in effect for a
         ----------------
period of one year following the end of the month in which the Partnership shall begin to receive trading advice from the Trading Advisor hereunder. Thereafter, this Agreement shall be renewed automatically for additional one-year terms unless either the Partnership or the Trading Advisor, upon written notice given prior to the original termination date or any extended termination date, shall notify the other party of his or its intention not to renew.

     (b) Termination. Notwithstanding Section 6(a) hereof, this Agreement
         -----------
shall terminate:

         (i) immediately if the partnership shall terminate and be dissolved in accordance with its Agreement of Limited Partnership or otherwise; or

         (ii) immediately after receipt by the Trading Advisor from the General Partner or by the General Partner from the Trading Advisor of written notice of termination; or

         (iii) immediately if the Trading Advisor can no longer effectively implement its or his trading strategy on behalf of the Partnership; or

         (iv) immediately, at the discretion of the General Partner, if any of the following events shall occur, (1) the Trading Advisor shall become bankrupt or insolvent; (2) the Trading Advisor shall be unable to use all or any portion of his or its trading systems, methods, models, strategies, or formulae as in effect on the date of this Agreement, or as refined or modified in the future in accordance herewith, for the benefit of the Partnership for any reason whatsoever; (3) the Trading Advisor's registration with the CFTC as a commodity trading advisor or the Trading Advisor's membership in the NFA in such capacity shall expire or shall be revoked, suspended, terminated, not renewed, or limited, conditioned, restricted, or qualified in any material respect; (4) the Trading Advisor shall change or violate any of the Trading Policies or any administrative policy of the Partnership except with the prior written consent of the Partnership; (5) the Partnership, upon receipt of not less than 20 business days' prior written notice from the Trading Advisor pursuant to Section 1(h) hereof, shall send written notice to the Trading Advisor stating that the material change proposed by the Trading advisor in his or its trading systems, methods, models, strategies, or formulae or the manner in which trading decisions are to be made or implemented is unacceptable to the General Partner; (6) the Trading Advisor shall fail to perform any of its obligations under this Agreement.

         (v) Immediately, at the discretion of the Trading Advisor, if any of the following events shall occur; (1) the General Partner shall become bankrupt or insolvent; (2) the General Partner's registration with the CFTC as a commodity pool operator or the General Partner's membership in the NFA in such capacity shall expire or shall be revoked, suspended, terminated, not renewed, or limited, conditioned, restricted, or qualified in any material respect; (3) the General Partner shall fail to perform any of its obligations under this Agreement. The General Partner confirms that as of the date hereof, no Trading Policies or administrative policies relating to the Partnership have been provided to the Trading Advisor.

10.  Arbitration
     -----------

     The parties agree that all controversies which may arise in connection with any transaction contemplated by this Agreement or the construction, performance or breach of this Agreement or any other agreement between the parties hereto, whether entered into prior, on or subsequent to the effective date of this Agreement, shall be determined by arbitration, and in accordance with the rules then obtaining of the NFA, or if no such rules are then in effect, then the rules then obtaining of the Chicago Board of Trade; provided, however, that (a) the arbitrator(s) shall be experienced in the matters to be under dispute, (b) the authority of the arbitrator(s) shall be limited to construing and enforcing the terms and conditions of this Agreement as expressly set forth herein, and
(c) the arbitrator(s) shall state the reasons for the award in a written opinion. The award of the arbitrator(s), or a majority of them, shall be final, and judgment upon the award may be confirmed and entered in any court, state or federal, having jurisdiction.

11.  Miscellaneous
     -------------

     (a) Complete Agreement. This Agreement constitutes the entire agreement
         ------------------
between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless it is in writing and signed by the party against whom enforcement is sought.

     (b) Assignment. This Agreement may not be assigned by either party
         ----------
without the prior written consent of the other party. This Agreement shall inure to the benefit of the parties hereto and their respective successors and assigns.

     (c) Amendment; Waiver. This Agreement may not be amended except by the
         -----------------
written consent of the parties. No waiver of any provision of this Agreement may be implied from any course of dealing between the parties or from any failure by a party to assert its rights under this Agreement on any occasion or series of occasions.

     (d) Severability. If any provision of this Agreement, or the application
         ------------
of any provision to any person or circumstance, shall be held to be inconsistent with any law, ruling, rule or regulation, the remainder of this Agreement, or the application of the provision to persons or circumstances other than those as to which it is held inconsistent, shall not be affected thereby.

     (e) Notices. All notices required or desired to be delivered under this
         -------
Agreement shall be in writing and shall be effective when delivered personally on the day delivered, or, when given by registered or certified mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall designate):

  If to the Partnership                Steben Asset Management, Inc.
  and the General Partner:             11140 Rockville Pike, 4th floor
                                       Rockville, MD 20852
                                       Attention: Kenneth E. Steben, President

  If to the Advisor:                   At the address on page 1 above.

     (f) Survival. The provisions of this Agreement shall survive the
         --------
termination of this Agreement with respect to any matter arising while this Agreement was in effect.

     (g) Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with Illinois law (excluding the law thereof which requires the application of, or reference to, the law of any other jurisdiction).

     (h) Property Right of the Advisor. The Partnership, the General Partner
         -----------------------------
and their employees or agents acknowledge that commodity interest trading advice provided and trading strategies used by the Advisor are confidential property rights belonging to it; the Partnership further agrees, unless authorized by the Advisor, that such advice will not be disseminated in whole or in part, directly or indirectly, to any of the Limited Partners, brokers, brokers' customers, employees, agents, officers, directors or any others, except as necessary to conduct the business of the Partnership or except as required by any applicable law or regulation. Nothing contained in this Agreement shall require the Advisor to disclose the confidential or proprietary information, including details of its trading systems or strategies or client identities.

     (i) Limit on Liability. Except as otherwise set forth herein, the Advisor
         ------------------
shall not be liable to the Partnership, its partners or any of their respective successors or permitted assigns except by reason of its acts or omissions taken or omitted due to bad faith, willful misconduct or gross negligence or for not having acted in good faith in the reasonable belief that its actions were taken in, or not opposed to, the best interests of the Partnership. The foregoing sentence is intended to limit the liability of the Advisor, and nothing therein shall expressly or impliedly create any liability, duty or responsibility on the part of any person. Notwithstanding any other provision herein to the contrary, neither Gary B. Davis nor John V. Forrest shall have any liability to Futures Portfolio Fund, LP, Steben Asset

Management, Inc., or any other person, or their controlling persons, directors, officers and employees under this Agreement except for fraud or willful misconduct by Gary B. Davis or John V. Forrest, as applicable.

     (j) Agreement Not Exclusive. The Advisor's present business is advising
         -----------------------
with respect to the purchase and sale of commodity interests. The services provided by the Advisor hereunder are not to be deemed exclusive. The Partnership and General Partner acknowledge that, subject to the terms of this Agreement, the Advisor may render advisory, consulting and management services to other clients for which it may charge fees similar or different from those charged to the Partnership. The Advisor shall be free to advise others and manage other accounts during the term of this Agreement and to use the same or different information, computer programs and trading strategies which it obtains, produces or utilizes in the performance of services for the Partnership.

     (k) Right to Approve Offering Materials. The Partnership and the General
         -----------------------------------
Partner each agree that it shall not place any advertisement in any media or distribute or disseminate any offering materials including, without limitation, letters, brochures and the Memorandum, which makes any reference to the Advisor, this Agreement or the transactions or arrangements contemplated herein without the prior written approval of the Advisor.

     (l) Independent Contractor. This Agreement is not a contract of
         ----------------------
employment, and nothing contained herein shall be construed to create an exclusive relationship or the relationship of employer or agent and principal or a joint venture or partnership between the parties hereto, except as otherwise expressly set forth herein. Each of the Partnership, the General Partner and the Advisor is an independent contractor and shall be free to exercise its judgment and discretion with regard to the conduct of its business except as otherwise limited herein.

     (m) Counterparts. This Agreement may be executed in one or more
         ------------
counterparts, all of which together shall constitute one original Agreement.

     (n) Headings. Headings to sections and subsections in this Agreement are
         --------
for the convenience of the parties and are not a part of or affect the meaning of this Agreement.

     IN WITNESS WHEREOF this Advisory Agreement has been executed for and on behalf of the undersigned as of the date first above written.


The Partnership:                                          The Advisor:

Futures Portfolio Fund, L.P.                              Sunrise Capital Partners, LLC
                                                          By:  Sunrise Capital Management, Inc. - Manager

By:  /s/ Kenneth E. Steben                                By:  /s/ Martin P. Klitzner
     ----------------------------------                        ---------------------------------------------
         Kenneth E. Steben, President
         Steben Asset Management, Inc.                         Name:    Martin P. Klitzner
                                                                        ------------------------------------

                                                               Title:   President of the Manager
                                                                        ------------------------------------
Steben Asset Management, Inc.

By:  /s/ Kenneth E. Steben
     ----------------------------------
         Kenneth E. Steben, President
         Steben Asset Management, Inc.




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